SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 13, 2005
                                                        ------------------

                        LEGEND INTERNATIONAL HOLDINGS INC
                 (Exact Name of Company as Specified in Charter)



           Delaware                  000-32551               23-3067904
------------------------------  -------------------  ---------------------------
 (State or Other Jurisdiction    (Commission File          (IRS Employer
      of Incorporation)                No.)              Identification No.)

      Level 8, 580 St Kilda Road, Melbourne, Victoria Australia    3004
      --------------------------------------------------------------------
              (Address of Principal Executive Offices)          (Zip Code)


Company's telephone number                 61-3-8532-2860

Company's facsimile number                 61-3-8532-2805

Company's e-mail address                   lgdi@axisc.com.au
                                           -----------------
Company's Web site address                 www.lgdi.com
                                           ------------

Item 3.02  Unregistered Sale of Equity Securities


Effective as of September 13, 2005, Legend International Holdings, Inc., a Delaware corporation (the "Company") issued 7,593,750 shares of common stock to Renika Pty Ltd as a result of the cashless exercise of 9,000,000 options by Renika Pty Ltd. The options were exercised in accordance with the terms and conditions of the issue of the options. Mr J I Gutnick, President and CEO of the Company is a Director of Renika Pty Ltd. The shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LEGEND INTERNATIONAL HOLDINGS INC.
                                       (Company)


                                       By: /s/ Peter Lee
                                           -------------------------------------
                                           Peter Lee
                                           Secretary

Dated: September 15, 2005